                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 12, 2003

             NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
                   NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

           33-87374                                     36-3731520
    (Commission File Number)                (IRS Employer Identification No.)

  2850 West Golf Road, Rolling Meadows, Illinois           60008
     (Address of principal executive offices)            (Zip Code)

  Registrant's telephone number, including area code (847) 734-4000

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         On March 25, 2003,  Registrant  made available  the Monthly
         Servicer and Settlement Certificates for the Due Period ended
         February 28, 2003, which are attached as Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits:

              See attached Exhibit Index.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
     Registrant  has duly  caused  this report to be signed on its behalf by the undersigned thereunto duly authorized.

             NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
                   NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                                  (Registrant)

Date   April 11, 2003                    By: /s/ Ronald D. Markle
       ----------------                            -----------------------------
                                                   Ronald D. Markle
                                                   Vice President and Controller

                                    FORM 8-K

                                  EXHIBIT INDEX

Exhibit
Number    Description

  20.1    Monthly  Servicer and Settlement  Certificate #91, Series 1995-1
            dated March 12, 2003

  20.2    Monthly  Servicer and Settlement  Certificate #65, Series 1997-1
            dated March 12, 2003

  20.3    Monthly  Servicer and Settlement  Certificate #57, Series 1998-1
            dated March 12, 2003

  20.4    Monthly  Servicer and Settlement  Certificate #32,  Series 2000-1
            dated March 12, 2003

                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 91

                            DEALER NOTE MASTER TRUST

                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                 SERIES 1995-1

Under the Series 1995-1  Supplement dated as of June 8, 1995 (the  "Supplement")
by  and  among  Navistar  Financial  Corporation,  ("NFC"),  Navistar  Financial
Securities  Corporation  ("NFSC")  and The Bank of New  York,  as  trustee  (the
"Master Trust Trustee") to the Pooling and Servicing  Agreement dated as of June
8, 1995 (as amended and  supplemented,  the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase  Manhattan  Bank, as 1990 Trust  Trustee,
the Master Trust Trustee is required to prepare certain  information  each month regarding  current  distributions  to certain  accounts  and  payments to Series
1995-1  Certificateholders as well as the performance of the Master Trust during the  previous  month.  The  information  which is required  to be prepared  with respect to the  Distribution  Date of March 25, 2003, the Transfer Date of March
24,2003 and with respect to the  performance  of the Master Trust during the Due
Period  ended on February  28,2003 and the  Distribution  Period ended March 25,
2003 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor  Certificate.  Certain other information is presented based on the aggregate  amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

1 NFC is Servicer under the Agreement
2 The undersigned is a Servicing Officer
3 Master Trust Information
3.1 The amount of the Advance, if any, for the Due Period	83,620.69
3.2 The amount of NITC Finance Charges for the Due Period	1,858,506.23
3.3 The average daily balance of Dealer Notes outstanding during the Due Period	797,439,168.17
3.4 The total amount of Advance Reimbursements for the Due Period	0.00
3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period	176,992,532.33
3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust	205,144,648.87
during the Due Period
3.7 The amount of the Servicing Fee for the Due Period	670,648.21
3.8 The average daily Master Trust Seller's Interest during the Due Period	140,486,470.31
3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
transactions set forth in Article IV of the Supplement)	140,486,470.31
3.10 The aggregate amount of Collections for the Due Period	328,560,421.72
3.11 The aggregate amount of Finance Charge Collections for the Due Period	3,715,320.87
3.12 The aggregate amount of Principal Collections for the Due Period	324,845,100.85
3.13 The amount of Dealer Note Losses for the Due Period	25,339.29
3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period	804,778,659.45
3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
of the Agreement)	147,852,568.52
3.16 Eligible Investments in the Excess Funding Account:
a. The aggregate amount of funds invested in Eligible Investments	147,707,810.86
b. Description of each Eligible Investment:	JP Morgan Prime Money Market	Fund
c. The rate of interest applicable to each such Eligible Investment	1.25%
d. The rating of each such Eligible Investment	AAAm/Aaa
3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
as of the end of the Due Period	7,921,463.91
3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of
the end of the Due Period:
i) Prairie International
ii) Wolfington Body Co Inc
iii) Southland Int'l Trks
iv) Rivers Bus Sales, Inc
v) Lee - Smith Inc
3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
as a percentage of the total principal amount outstanding, as of the end of the
Due Period	0.42%
4.0 Series 1995-1 Information
4.1 The Deficiency Amount as of the Transfer Date
(after giving effect to the transactions set forth in
Article IV of the Supplement)	0.00
4.2a The Maximum Subordinated Amount as of the
Transfer Date (after giving effect to the transactions
set forth in Article IV of the Supplement)	31,000,000.00
4.2b. The Available Subordinated Amount as of the
Transfer Date (after giving effect to the transactions
set forth in Article IV of the Supplement)	31,000,000.00
4.3 The Projected Spread for the following Distribution Period	2,500,000.00
4.4 The amount on deposit in the Spread Account as of
the Transfer Date (after giving effect to the
transactions set forth in Article IV of the Supplement)	2,500,000.00
4.5 The aggregate amount on deposit in the Liquidity
Reserve Account as of the Transfer Date (after giving
effect to the transactions set forth in Article IV
of the Supplement)	0.00
4.6 The aggregate amount on deposit in the Negative
Carry Reserve Fund as of the Transfer Date (after
giving effect to the transactions set forth in
Article IV of the Supplement)	0.00
4.7 The Invested Amount as of the Distribution
Date (after giving effect to the transactions set forth
in Article IV of the Supplement and to the
payments made on the Distribution Date)	200,000,000.00
4.8 The amount of Series Allocable Dealer Notes Losses
for the Due Period	6,379.27
4.9 The amount of Series Allocable Finance Charge
Collections for the Due Period	935,346.89
4.10 The amount of Series Allocable Principal Collections
for the Due Period	81,781,053.52
4.11 The amount of Series Principal Account Losses
for the Due Period	0.00
4.12 The amount of Investor Dealer Note Losses for
the Due Period	5,319.67
4.13 The amount of Investor Finance Charge Collections
for the Due Period	779,985.77
4.14 The amount of Investor Principal Collections for
the Due Period	68,202,540.20
4.15 The amount of Available Certificateholder's Interest	819,146.30
Collections for the Due Period
4.16 The amount of Series 1995-1 Shared Principal
Collections for the Due Period	68,202,540.20
4.17 The aggregate amount of the Series 1995-1 Principal
Shortfall, if any, for the Due Period	0.00
4.18 The Seller's Percentage for the Due Period	16.61%
4.19 The Excess Seller's Percentage for the Due Period	2.77%
4.20 The aggregate amount of Seller's Principal Collections
for the Due Period	13,583,832.99
4.21 The amount of Available Seller's Finance Charge
Collections for the Due Period	157,512.42
4.22 The aggregate amount of Available Seller's Principal
Collections for the Due Period	11,318,497.81
4.23 The aggregate amount of Excess Seller's Principal
Collections for the Due Period	2,265,335.18
4.24 The Controlled Amortization Amount, if applicable,
for the Due Period	0.00
4.25 The Minimum Series 1995-1 Master Trust Seller's
Interest as of the Distribution Date (after giving
effect to the transactions set forth in Article IV
of the Supplement)	39,193,236.72
4.26 The Series 1995-1 Allocation Percentage for
the Due Period	25.18%
4.27 The Floating Allocation Percentage for the
Due Period	83.39%
4.28 The Principal Allocation Percentage, if applicable,
for the Due Period	0.00%
4.29 The total amount to be distributed on the Series
1995-1 Certificates on the Distribution Date	400,058.57
4.30 The total amount, if any, to be distributed on the Series
1995-1 Certificates on the Distribution Date
allocable to the Invested Amount	0.00
4.31 The total amount, if any, to be distributed on
the Series 1995-1 Certificates on the Distribution
Date allocable to interest on the Series 1995-1
Certificates	253,944.44
4.32 The Draw Amount as of the Transfer Date	0.00
4.33 The amount of Investor Charge-Offs as of
Transfer Date	0.00
4.34 The amount of reimbursement of Investor Charge-
Offs as of the Transfer Date	0.00
4.35 The amount of the Investor Servicing Fee to be
paid on such Distribution Date	140,794.46
4.36 The aggregate amount of funds on deposit in
the Negative Carry Reserve Account as of the end of
the last day of the Due Period (after giving effect to the
payments and adjustments made pursuant to Article
IV of the Supplement and of the Agreement)	0.00
4.37 The aggregate amount of funds on deposit in
the Series Principal Account as of the end of the
last day of the Due Period (after giving effect to the
payments and adjustments made pursuant to Article
IV of the Supplement and of the Agreement)	0.00
4.38 The aggregate amount of funds on deposit in the
Spread Account as of the end of the last day of
the Due Period (after giving effect to payments and
adjustments made pursuant to Article IV of the
Supplement and the Agreement)	2,500,000.00
4.39 Eligible Investments in the Series Principal Account:
a. The aggregate amount of funds invested in
Eligible Investments	0.00
b. Description of each Eligible Investment:	NA
c. The rate of interest applicable to each such
Eligible Investment	_______%
d. The rating of each such Eligible Investment	NA
4.40 Eligible Investments in the Liquidity Reserve Account:
a. The aggregate amount of funds invested in
Eligible Investments	0.00
b. Description of each Eligible Investment:	NA
c. The rate of interest applicable to each such
Eligible Investment	_______%
d. The rating of each such Eligible Investment	NA
4.41 The amount of Excess Interest Collections for the Due Period	419,087.73
4.42 The amount of Investor Principal Collections treated
as Shared Principal Collections for the Due Period	68,202,540.20
4.43 The amount of Excess Interest Collections for the
Due Period allocated to other Series	0.00
4.44 The amount of Investor Principal Collections treated
as Shared Principal Collections for the Due Period
allocated to Other Series	0.00
4.45 The percentages and all other information calculated
pursuant to Sections 6.01 and 7.01 of the Supplement	NA
4.46 The amount of Remaining Available Seller's Principal
Collections for the Due Period	0.00
4.47 The amount of Series 1995-1 Shared Seller's Principal
Collections for the Due Period	13,583,832.99
4.48 The aggregate amount of Shared Seller's Principal
Collections from Other Series for the Due Period	0.00
4.49 The amount of all Shared Seller's Principal Collections
allocated to Series 1995-1 for the Due Period	0.00
4.50 The aggregate amount of all Shared Seller's Principal
Collections allocated to Other Series for the Due Period	0.00
4.51 The aggregate amount of all Early Distributions Amounts
paid or deemed paid for the Distribution Period	0.00

                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 65

                            DEALER NOTE MASTER TRUST

                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 1997-1

Under  the  Series  1997-1   Supplement   dated  as  of  August  19,  1997  (the
"Supplement") by and among Navistar  Financial  Corporation,  ("NFC"),  Navistar
Financial  Securities  Corporation ("NFSC") and The Bank of New York, as trustee
(the "Master Trust Trustee") to the Pooling and Servicing  Agreement dated as of
June 8, 1995 (as amended and  supplemented,  the  "Agreement") by and among NFC,
NFSC,  the Master  Trust  Trustee and The Chase  Manhattan  Bank,  as 1990 Trust
Trustee,  the Master Trust  Trustee is required to prepare  certain  information each month regarding  current  distributions to certain accounts and payments to
Series 1997-1  Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the  Distribution  Date of March 25, 2003, the Transfer Date of March
24,2003 and with respect to the  performance  of the Master Trust during the Due
Period  ended on February  28,2003 and the  Distribution  Period ended March 25,
2003 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor  Certificate.  Certain other information is presented based on the aggregate  amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

1 NFC is Servicer under the Agreement
2 The undersigned is a Servicing Officer
3 Master Trust Information
3.1 The amount of the Advance, if any, for the Due Period	83,620.69
3.2 The amount of NITC Finance Charges for the Due Period	1,858,506.23
3.3 The average daily balance of Dealer Notes outstanding during the Due Period	797,439,168.17
3.4 The total amount of Advance Reimbursements for the Due Period	0.00
3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period	176,992,532.33
3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust	205,144,648.87
during the Due Period
3.7 The amount of the Servicing Fee for the Due Period	670,648.21
3.8 The average daily Master Trust Seller's Interest during the Due Period	140,486,470.31
3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
transactions set forth in Article IV of the Supplement)	140,486,470.31
3.10 The aggregate amount of Collections for the Due Period	328,560,421.72
3.11 The aggregate amount of Finance Charge Collections for the Due Period	3,715,320.87
3.12 The aggregate amount of Principal Collections for the Due Period	324,845,100.85
3.13 The amount of Dealer Note Losses for the Due Period	25,339.29
3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period	804,778,659.45
3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
of the Agreement)	147,852,568.52
3.16 Eligible Investments in the Excess Funding Account:
a. The aggregate amount of funds invested in Eligible Investments	147,707,810.86
b. Description of each Eligible Investment:	JP Morgan Prime Money Market	Fund
c. The rate of interest applicable to each such Eligible Investment	1.25%
d. The rating of each such Eligible Investment	AAAm/Aaa
3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
as of the end of the Due Period	7,921,463.91
3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of
the end of the Due Period:
i) Prairie International
ii) Wolfington Body Co Inc
iii) Southland Int'l Trks
iv) Rivers Bus Sales, Inc
v) Lee - Smith Inc
3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
as a percentage of the total principal amount outstanding, as of the end of the Due Period	0.42%
4.0 Series 1997-1 Information
4.1 The Deficiency Amount as of the Transfer Date
(after giving effect to the transactions set forth in
Article IV of the Supplement)	0.00
4.2a The Maximum Subordinated Amount as of the
Transfer Date (after giving effect to the transactions
set forth in Article IV of the Supplement)	31,000,000.00
4.2b. The Available Subordinated Amount as of the
Transfer Date (after giving effect to the transactions
set forth in Article IV of the Supplement)	31,000,000.00
4.3 The Projected Spread for the following Distribution Period	2,500,000.00
4.4 The amount on deposit in the Spread Account as of
the Transfer Date (after giving effect to the
transactions set forth in Article IV of the Supplement)	2,500,000.00
4.5 The aggregate amount on deposit in the Liquidity
Reserve Account as of the Transfer Date (after giving
effect to the transactions set forth in Article IV
of the Supplement)	0.00
4.6 The Invested Amount as of the Distribution
Date (after giving effect to the transactions set forth
in Article IV of the Supplement and to the
payments made on the Distribution Date)	200,000,000.00
4.7 The amount of Series Allocable Dealer Notes Losses
for the Due Period	6319	.26
4.8 The amount of Series Allocable Finance Charge
Collections for the Due Period	926,549.01
4.9 The amount of Series Allocable Principal Collections
for the Due Period	81,011,820.32
4.10 The amount of Series Principal Account Losses
for the Due Period	0.00
4.11 The amount of Investor Dealer Note Losses for
the Due Period	5,319.56
4.12 The amount of Investor Finance Charge Collections
for the Due Period	779,968.96
4.13 The amount of Investor Principal Collections for
the Due Period	68,201,069.90
4.14 The amount of Available Certificateholder's Interest
Collections for the Due Period	818,783.44
4.15 The amount of Series 1997-1 Shared Principal
Collections for the Due Period	68,201,069.90
4.16 The aggregate amount of the Series 1997-1 Principal
Shortfall, if any, for the Due Period	0.00
4.17 The Seller's Percentage for the Due Period	15.82%
4.18 The Excess Seller's Percentage for the Due Period	2.77%
4.19 The aggregate amount of Seller's Principal Collections
for the Due Period	12,816,069.97
4.20 The amount of Available Seller's Finance Charge
Collections for the Due Period	148,711.12
4.21 The aggregate amount of Available Seller's Principal
Collections for the Due Period	10,572,042.55
4.22 The aggregate amount of Excess Seller's Principal
Collections for the Due Period	2,244,027.42
4.23 The Controlled Amortization Amount, if applicable,
for the Due Period	0.00
4.24 The Minimum Series 1997-1 Master Trust Seller's
Interest as of the Distribution Date (after giving
effect to the transactions set forth in Article IV
of the Supplement)	37,000,000.00
4.25 The Series 1997-1 Allocation Percentage for
the Due Period	24.94%
4.26 The Floating Allocation Percentage for the
Due Period	84.18%
4.27 The Principal Allocation Percentage, if applicable,
for the Due Period	0.00%
4.28 The total amount to be distributed on the Series
1997-1 Certificates on the Distribution Date	376,722.09
4.29 The total amount, if any, to be distributed on the Series
1997-1 Certificates on the Distribution Date
allocable to the Invested Amount	0.00
4.30 The total amount, if any, to be distributed on
the Series 1997-1 Certificates on the Distribution
Date allocable to interest on the Series 1997-1
Certificates	230,611.11
4.31 The Draw Amount as of the Transfer Date	0.00
4.32 The amount of Investor Charge-Offs as of
Transfer Date	0.00
4.33 The amount of reimbursement of Investor Charge-
Offs as of the Transfer Date	0.00
4.34 The amount of the Investor Servicing Fee to be
paid on such Distribution Date	140,791.42
4.35 The aggregate amount of funds on deposit in
the Series Principal Account as of the end of the
last day of the Due Period (after giving effect to the
payments and adjustments made pursuant to Article
IV of the Supplement and of the Agreement)	0.00
4.36 The aggregate amount of funds on deposit in the
Spread Account as of the end of the last day of
the Due Period (after giving effect to payments and
adjustments made pursuant to Article IV of the
Supplement and the Agreement)	2,500,000.00
4.37 Eligible Investments in the Series Principal Account:
a. The aggregate amount of funds invested in
Eligible Investments	0.00
b. Description of each Eligible Investment:	NA
c. The rate of interest applicable to each such
Eligible Investment	_______%
d. The rating of each such Eligible Investment	NA
4.38 Eligible Investments in the Liquidity Reserve Account:
a. The aggregate amount of funds invested in
Eligible Investments	0.00
b. Description of each Eligible Investment:	NA
c. The rate of interest applicable to each such
Eligible Investment	_______%
d. The rating of each such Eligible Investment	NA
4.39 The amount of Excess Interest Collections for the Due Period	442,061.36
4.40 The amount of Investor Principal Collections treated
as Shared Principal Collections for the Due Period	68,201,069.90
4.41 The amount of Excess Interest Collections for the
Due Period allocated to other Series	0.00
4.42 The amount of Investor Principal Collections treated
as Shared Principal Collections for the Due Period
allocated to Other Series	0.00
4.43 The percentages and all other information calculated
pursuant to Section 6.01 of the Supplement	NA
4.44 The amount of Remaining Available Seller's Principal
Collections for the Due Period	0.00
4.45 The amount of Series 1997-1 Shared Seller's Principal
Collections for the Due Period	12,816,069.97
4.46 The aggregate amount of Shared Seller's Principal
Collections from Other Series for the Due Period	0.00
4.47 The amount of all Shared Seller's Principal Collections
allocated to Series 1997-1 for the Due Period	0.00
4.48 The aggregate amount of all Shared Seller's Principal
Collections allocated to Other Series for the Due Period	0.00
4.49 The aggregate amount of all Early Distributions Amounts
paid or deemed paid for the Distribution Period	NA
                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 57

                            DEALER NOTE MASTER TRUST

                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the  "Supplement")
by  and  among  Navistar  Financial  Corporation,  ("NFC"),  Navistar  Financial
Securities  Corporation  ("NFSC")  and The Bank of New  York,  as  trustee  (the
"Master Trust Trustee") to the Pooling and Servicing  Agreement dated as of June
8, 1995 (as amended and  supplemented,  the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase  Manhattan  Bank, as 1990 Trust  Trustee,
the Master Trust Trustee is required to prepare certain  information  each month regarding  current  distributions  to certain  accounts  and  payments to Series
1998-1  Certificateholders as well as the performance of the Master Trust during the  previous  month.  The  information  which is required  to be prepared  with respect to the  Distribution  Date of March 25, 2003, the Transfer Date of March
24,2003 and with respect to the  performance  of the Master Trust during the Due
Period  ended on February  28,2003 and the  Distribution  Period ended March 25,
2003 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor  Certificate.  Certain other information is presented based on the aggregate  amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

1 NFC is Servicer under the Agreement
2 The undersigned is a Servicing Officer
3 Master Trust Information
3.1 The amount of the Advance, if any, for the Due Period	83,620.69
3.2 The amount of NITC Finance Charges for the Due Period	1,858,506.23
3.3 The average daily balance of Dealer Notes outstanding during the Due Period	797,439,168.17
3.4 The total amount of Advance Reimbursements for the Due Period	0.00
3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period	176,992,532.33
3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust	205,144,648.87
during the Due Period
3.7 The amount of the Servicing Fee for the Due Period	670,648.21
3.8 The average daily Master Trust Seller's Interest during the Due Period	140,486,470.31
3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
transactions set forth in Article IV of the Supplement)	140,486,470.31
3.10 The aggregate amount of Collections for the Due Period	328,560,421.72
3.11 The aggregate amount of Finance Charge Collections for the Due Period	3,715,320.87
3.12 The aggregate amount of Principal Collections for the Due Period	324,845,100.85
3.13 The amount of Dealer Note Losses for the Due Period	25,339.29
3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period	804,778,659.45
3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
of the Agreement)	147,852,568.52
3.16 Eligible Investments in the Excess Funding Account:
a. The aggregate amount of funds invested in Eligible Investments	147,707,810.86
b. Description of each Eligible Investment:	JP Morgan Prime Money Market	Fund
c. The rate of interest applicable to each such Eligible Investment	1.25%
d. The rating of each such Eligible Investment	AAAm/Aaa
3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
as of the end of the Due Period	7,921,463.91
3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of
the end of the Due Period:
i) Prairie International
ii) Wolfington Body Co Inc
iii) Southland Int'l Trks
iv) Rivers Bus Sales, Inc
v) Lee - Smith Inc
3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
as a percentage of the total principal amount outstanding, as of the end of the Due Period	0.42%
4.0 Series 1998-1 Information
4.1 The Deficiency Amount as of the Transfer Date
(after giving effect to the transactions set forth in
Article IV of the Supplement)	0.00
4.2a The Maximum Subordinated Amount as of the
Transfer Date (after giving effect to the transactions
set forth in Article IV of the Supplement)	31,000,000.00
4.2b. The Available Subordinated Amount as of the
Transfer Date (after giving effect to the transactions
set forth in Article IV of the Supplement)	31,000,000.00
4.3 The Projected Spread for the following Distribution Period	2,500,000.00
4.4 The amount on deposit in the Spread Account as of
the Transfer Date (after giving effect to the
transactions set forth in Article IV of the Supplement)	2,500,000.00
4.5 The aggregate amount on deposit in the Liquidity
Reserve Account as of the Transfer Date (after giving
effect to the transactions set forth in Article IV
of the Supplement)	0.00
4.6 The Invested Amount as of the Distribution
Date (after giving effect to the transactions set forth
in Article IV of the Supplement and to the
payments made on the Distribution Date)	200,000,000.00
4.7 The amount of Series Allocable Dealer Notes Losses
for the Due Period	6,319.26
4.8 The amount of Series Allocable Finance Charge
Collections for the Due Period	926,549.01
4.9 The amount of Series Allocable Principal Collections
for the Due Period	81,011,820.32
4.10 The amount of Series Principal Account Losses
for the Due Period	0.00
4.11 The amount of Investor Dealer Note Losses for
the Due Period	5,319.56
4.12 The amount of Investor Finance Charge Collections
for the Due Period	779,968.96
4.13 The amount of Investor Principal Collections for
the Due Period	68,201,069.90
4.14 The amount of Available Certificateholder's Interest
Collections for the Due Period	818,783.44
4.15 The amount of Series 1998-1 Shared Principal
Collections for the Due Period	68,201,069.90
4.16 The aggregate amount of the Series 1998-1 Principal
Shortfall, if any, for the Due Period	0.00
4.17 The Seller's Percentage for the Due Period	15.82%
4.18 The Excess Seller's Percentage for the Due Period	2.77%
4.19 The aggregate amount of Seller's Principal Collections
for the Due Period	12,816,069.97
4.20 The amount of Available Seller's Finance Charge
Collections for the Due Period	148,711.12
4.21 The aggregate amount of Available Seller's Principal
Collections for the Due Period	10,572,042.55
4.22 The aggregate amount of Excess Seller's Principal
Collections for the Due Period	2,244,027.42
4.23 The Controlled Amortization Amount, if applicable,
for the Due Period	0.00
4.24 The Minimum Series 1998-1 Master Trust Seller's
Interest as of the Distribution Date (after giving
effect to the transactions set forth in Article IV
of the Supplement)	37,000,000.00
4.25 The Series 1998-1 Allocation Percentage for
the Due Period	24.94%
4.26 The Floating Allocation Percentage for the
Due Period	84.18%
4.27 The Principal Allocation Percentage, if applicable,
for the Due Period	0.00%
4.28 The total amount to be distributed on the Series
1998-1 Certificates on the Distribution Date	378,277.65
4.29 The total amount, if any, to be distributed on the Series
1998-1 Certificates on the Distribution Date
allocable to the Invested Amount	0.00
4.30 The total amount, if any, to be distributed on
the Series 1998-1 Certificates on the Distribution
Date allocable to interest on the Series 1998-1
Certificates	232,166.67
4.31 The Draw Amount as of the Transfer Date	0.00
4.32 The amount of Investor Charge-Offs as of
Transfer Date	0.00
4.33 The amount of reimbursement of Investor Charge-
Offs as of the Transfer Date	0.00
4.34 The amount of the Investor Servicing Fee to be
paid on such Distribution Date	140,791.42
4.35 The aggregate amount of funds on deposit in
the Series Principal Account as of the end of the
last day of the Due Period (after giving effect to the
payments and adjustments made pursuant to Article
IV of the Supplement and of the Agreement)	0.00
4.36 The aggregate amount of funds on deposit in the
Spread Account as of the end of the last day of
the Due Period (after giving effect to payments and
adjustments made pursuant to Article IV of the
Supplement and the Agreement)	2,500,000.00
4.37 Eligible Investments in the Series Principal Account:
a. The aggregate amount of funds invested in
Eligible Investments	0.00
b. Description of each Eligible Investment:	NA
c. The rate of interest applicable to each such
Eligible Investment	_______%
d. The rating of each such Eligible Investment	NA
4.38 Eligible Investments in the Liquidity Reserve Account:
a. The aggregate amount of funds invested in
Eligible Investments	0.00
b. Description of each Eligible Investment:	NA
c. The rate of interest applicable to each such
Eligible Investment	_______%
d. The rating of each such Eligible Investment	NA
4.39 The amount of Excess Interest Collections for the Due Period	440,505.80
4.40 The amount of Investor Principal Collections treated
as Shared Principal Collections for the Due Period	68,201,069.90
4.41 The amount of Excess Interest Collections for the
Due Period allocated to other Series	0.00
4.42 The amount of Investor Principal Collections treated
as Shared Principal Collections for the Due Period
allocated to Other Series	0.00
4.43 The percentages and all other information calculated
pursuant to Section 6.01 of the Supplement	NA
4.44 The amount of Remaining Available Seller's Principal
Collections for the Due Period	0.00
4.45 The amount of Series 1998-1 Shared Seller's Principal
Collections for the Due Period	12,816,069.97
4.46 The aggregate amount of Shared Seller's Principal
Collections from Other Series for the Due Period	0.00
4.47 The amount of all Shared Seller's Principal Collections
allocated to Series 1998-1 for the Due Period	0.00
4.48 The aggregate amount of all Shared Seller's Principal
Collections allocated to Other Series for the Due Period	0.00
4.49 The aggregate amount of all Early Distributions Amounts
paid or deemed paid for the Distribution Period	0.00
                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 32

                            DEALER NOTE MASTER TRUST

                                   DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the  "Supplement")
by  and  among  Navistar  Financial  Corporation,  ("NFC"),  Navistar  Financial
Securities  Corporation  ("NFSC")  and The Bank of New  York,  as  trustee  (the
"Master Trust Trustee") to the Pooling and Servicing  Agreement dated as of June
8, 1995 (as amended and  supplemented,  the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase  Manhattan  Bank, as 1990 Trust  Trustee,
the Master Trust Trustee is required to prepare certain  information  each month regarding  current  distributions  to certain  accounts  and  payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the  previous  month.  The  information  which is required  to be prepared  with respect to the  Distribution  Date of March 25, 2003, the Transfer Date of March
24,2003 and with respect to the  performance  of the Master Trust during the Due
Period  ended on February  28,2003 and the  Distribution  Period ended March 25,
2003 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor  Certificate.  Certain other information is presented based on the aggregate  amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

1 NFC is Servicer under the Agreement
2 The undersigned is a Servicing Officer
3 Master Trust Information
3.1 The amount of the Advance, if any for the Due Period	83,620.69
3.2 The amount of NITC Finance Charges for the Due Period	1,858,506.23
3.3 The average daily balance of Dealer Notes outstanding during the Due Period	797,439,168.17
3.4 The total amount of Advance Reimbursements for the Due Period	0.00
3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period	176,992,532.33
3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust	205,144,648.87
during the Due Period
3.7 The amount of the Servicing Fee for the Due Period	670,648.21
3.8 The average daily Master Trust Seller's Interest during the Due Period	140,486,470.31
3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
transactions set forth in Article IV of the Supplement)	140,486,470.31
3.10 The aggregate amount of Collections for the Due Period	328,560,421.72
3.11 The aggregate amount of Finance Charge Collections for the Due Period	3,715,320.87
3.12 The aggregate amount of Principal Collections for the Due Period	324,845,100.85
3.13 The amount of Dealer Note Losses for the Due Period	25,339.29
3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period	804,778,659.45
3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
of the Agreement)	147,852,568.52
3.16 Eligible Investments in the Excess Funding Account:
a. The aggregate amount of funds invested in Eligible Investments	147,707,810.86
b. Description of each Eligible Investment:	JP Morgan Prime Money Market	Fund
c. The rate of interest applicable to each such Eligible Investment	1.25%
d. The rating of each such Eligible Investment	AAAm/Aaa
3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
as of the end of the Due Period	7,921,463.91
3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of
the end of the Due Period:
i) Prairie International
ii) Wolfington Body Co Inc
iii) Southland Int'l Trks
iv) Rivers Bus Sales, Inc
v) Lee - Smith Inc
3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
as a percentage of the total principal amount outstanding, as of the end of the Due Period	0.42%
4.0 Series 2000-1 Information
4.1 The Deficiency Amount as of the Transfer Date
(after giving effect to the transactions set forth in
Article IV of the Supplement)	0.00
4.2a The Maximum Subordinated Amount as of the
Transfer Date (after giving effect to the transactions
set forth in Article IV of the Supplement)	19,080,000.00
4.2b. The Available Subordinated Amount as of the
Transfer Date (after giving effect to the transactions
set forth in Article IV of the Supplement)	19,080,000.00
4.3 The Projected Spread for the following Distribution Period	2,650,000.00
4.4 The amount on deposit in the Spread Account as of
the Transfer Date (after giving effect to the
transactions set forth in Article IV of the Supplement)	2,650,000.00
4.5 The aggregate amount on deposit in the Liquidity
Reserve Account as of the Transfer Date (after giving
effect to the transactions set forth in Article IV
of the Supplement)	0.00
4.6 The Invested Amount as of the Distribution
Date (after giving effect to the transactions set forth
in Article IV of the Supplement and to the
payments made on the Distribution Date)	212,000,000.00
4.7 The amount of Series Allocable Dealer Notes Losses
for the Due Period	6321	.47
4.8 The amount of Series Allocable Finance Charge
Collections for the Due Period	926,872.24
4.9 The amount of Series Allocable Principal Collections
for the Due Period	81,040,081.84
4.10 The amount of Series Principal Account Losses
for the Due Period	0.00
4.11 The amount of Investor Dealer Note Losses for
the Due Period	5,638.75
4.12 The amount of Investor Finance Charge Collections
for the Due Period	826,770.04
4.13 The amount of Investor Principal Collections for
the Due Period	72,293,391.76
4.14 The amount of Available Certificateholder's Interest
Collections for the Due Period	865,737.31
4.15 The amount of Series 2000-1 Shared Principal
Collections for the Due Period	72,293,391.76
4.16 The aggregate amount of the Series 2000-1 Principal
Shortfall, if any, for the Due Period	0.00
4.17 The Seller's Percentage for the Due Period	10.80%
4.18 The Excess Seller's Percentage for the Due Period	2.77%
4.19 The aggregate amount of Seller's Principal Collections
for the Due Period	8,752,328.84
4.20 The amount of Available Seller's Finance Charge
Collections for the Due Period	102,234.01
4.21 The aggregate amount of Available Seller's Principal
Collections for the Due Period	6,507,518.57
4.22 The aggregate amount of Excess Seller's Principal
Collections for the Due Period	2,244,810.27
4.23 The Controlled Amortization Amount, if applicable,
for the Due Period	0.00
4.24 The Minimum Series 2000-1 Master Trust Seller's
Interest as of the Distribution Date (after giving
effect to the transactions set forth in Article IV
of the Supplement)	25,440,000.00
4.25 The Series 2000-1 Allocation Percentage for
the Due Period	24.95%
4.26 The Floating Allocation Percentage for the
Due Period	89.20%
4.27 The Principal Allocation Percentage, if applicable,
for the Due Period	0.00%
4.28 The total amount to be distributed on the Series
2000-1 Certificates on the Distribution Date	418,614.86
4.29 The total amount, if any, to be distributed on the Series
2000-1 Certificates on the Distribution Date
allocable to the Invested Amount	0.00
4.30 The total amount, if any, to be distributed on
the Series 2000-1 Certificates on the Distribution
Date allocable to interest on the Series 2000-1
Certificates	263,736.67
4.31 The Draw Amount as of the Transfer Date	0.00
4.32 The amount of Investor Charge-Offs as of
Transfer Date	0.00
4.33 The amount of reimbursement of Investor Charge-
Offs as of the Transfer Date	0.00
4.34 The amount of the Investor Servicing Fee to be
paid on such Distribution Date	149,239.44
4.35 The aggregate amount of funds on deposit in
the Series Principal Account as of the end of the
last day of the Due Period (after giving effect to the
payments and adjustments made pursuant to Article
IV of the Supplement and of the Agreement)	0.00
4.36 The aggregate amount of funds on deposit in the
Spread Account as of the end of the last day of
the Due Period (after giving effect to payments and
adjustments made pursuant to Article IV of the
Supplement and the Agreement)	2,650,000.00
4.37 Eligible Investments in the Series Principal Account:
a. The aggregate amount of funds invested in
Eligible Investments	0.00
b. Description of each Eligible Investment:	NA
c. The rate of interest applicable to each such
Eligible Investment	_______%
d. The rating of each such Eligible Investment	NA
4.38 Eligible Investments in the Liquidity Reserve Account:
a. The aggregate amount of funds invested in
Eligible Investments	0.00
b. Description of each Eligible Investment:	NA
c. The rate of interest applicable to each such
Eligible Investment	_______%
d. The rating of each such Eligible Investment	NA
4.39 The amount of Excess Interest Collections for the Due Period	447,122.45
4.40 The amount of Investor Principal Collections treated
as Shared Principal Collections for the Due Period	72,293,391.76
4.41 The amount of Excess Interest Collections for the
Due Period allocated to other Series	0.00
4.42 The amount of Investor Principal Collections treated
as Shared Principal Collections for the Due Period
allocated to Other Series	0.00
4.43 The percentages and all other information calculated
pursuant to Section 6.01 of the Supplement	NA
4.44 The amount of Remaining Available Seller's Principal
Collections for the Due Period	0.00
4.45 The amount of Series 2000-1 Shared Seller's Principal
Collections for the Due Period	8,752,328.84
4.46 The aggregate amount of Shared Seller's Principal
Collections from Other Series for the Due Period	0.00
4.47 The amount of all Shared Seller's Principal Collections
allocated to Series 2000-1 for the Due Period	0.00
4.48 The aggregate amount of all Shared Seller's Principal
Collections allocated to Other Series for the Due Period	0.00